Exhibit 10.14

Lease Contract
: 201512001
Contract No.: 201512001
The Landlord: Jiangsu Erhuajie Energy Equipment Co., Ltd. (hereinafter referred to as “Party A”):
Registered Address: No. 55, Changzhou Road, Dafeng Industrial Park, High-tech Zone of Changzhou, Dafeng City :
Legal Representative of Party A: Hou Debao :
The Lessee: TPI Wind Blade Dafeng Co., Ltd. (hereinafter referred to as “Party B”): 1
Registered Address: Building 1, West of Zhangzhou Road, North of Wei San Road, Dafeng Development Zone, Yancheng :
Wayne G. Monie
Legal Representative of Party B: Wayne G. Monie 55
On basis of equality, free-will, fairness and good faith through consultation, Party A and Party B hereby enter into this Contract in connection with the leasing of the industrial plant and related land located at No. 55, Changzhou Road, Dafeng Industrial Park, High-tech Zone of Changzhou, Dafeng City, Jiangsu Province (subject to the site and scope under the certificate of land use right held by Party A)_(hereinafter referred to as “the Premises”) in accordance with the Contract Law of the People’s Republic of China and relevant laws and regulations.

Location, Area and Use of the Premises
1 34,759.58 645.99 133,333
Party A agrees to legally lease to Party B the entire Premises, namely, the main factory building area of 34,759.58 square meters, the auxiliary building area of 645.99 square meters, and total land occupation area of 133,333 square meters, for the production of wind power blades or tooling. Please see the attached figure for the specific scope (Appendix 1: Copies of Certificate of Land Use Right of the Premises, Title Deed and Plan).
2
Party A, as owner of the Premises, establishes leasing relationship with Party B. Before signing the Contract, Party A has presented to Party B the certificate of land use right and title deed of the Premises.
3
At the time of entering into this Contract, the Premises have been mortgaged by Party A to Jiangsu Dafeng Rural Commercial Bank, Party A confirms that with the existing mortgage Party A has full right of entering into this Lease Contract with Party B and that the lease relationship hereunder will not be affected by the mortgage.
4
Party B shall comply with relevant laws and regulations of the state and Dafeng city pertinent to leasehold and property management, use the Premises as per rental location, area, use and management covenants under the Contract, and is subject to the workshop management regulation of Party A and its superior unit. During the lease period, without the prior written consent from Party A, Party B may not arbitrarily change the use or structure of the Premises, or sublease or indirectly sublease the Premises.
5
Party B guarantees that its business activities meet relevant laws and regulations of the state and Dafeng city and that it holds valid business license and qualification certificates necessary for it to do business and undertakes all liabilities for its business activities. When signing the contract, Party B should provide Party A with copies of Party B’s business license and qualification certificates for filing.
6
Upon the reasonable request of Party B, Party A shall assist Party B in presenting or providing title documents and relevant information about the Premises to relevant government authority so that Party B can obtain relevant permits and licenses, including but without limitation to permits in connection with environmental protection.
Lease Period, Delivery and Take-back
1
2016 1 1 2020 12 31
The lease period is five years which shall be from January 1, 2016 to December 31, 2020. When signing the Contract, Party A has delivered the Premises to Party B.
2
Upon the expiry of the lease period under the Contract, Party B has the priority to renew the Contract for at least two five-year periods.
3 3
During the lease period under the Contract, if Party A intends to sell the Premises (whether in fair price or by means of discount), Party A shall inform Party B in written form at least three months in advance. Party B has the right of first refusal under the same price. If Party A sells the Premises to any third party, the lease and the lease period under the Contract will not be affected.
4 10
Upon the expiry of the lease period, Party A has the right to immediately take back the Premises. Within ten working days after expiry of the lease period, Party B shall hand over the Premises to Party A unconditionally as per the original state or as per status quo which shall be able to guarantee safe use and be confirmed by Party A.
5 90 30
Any request for renewing the lease of the Premises by Party B shall be notified in writing to Party A at least 90 days prior to the expiry of the lease period. If Party A gives consent, Party B shall sign the renewing lease contract with Party A at least 30 days prior to the expiry hereof.
6 30

新签订该厂房租赁合同，甲方有权收回厂房自用或与任何第三方重新签订租赁合同，乙方不得提出任何异议。

If Party A agrees Party B to renew the lease, however, Party B fails to sign the renewing lease contract with Party A 30 days prior to the expiry hereof for any reason attributable to Party B itself, Party A is entitled to take back the Premises for its own use or conclude a lease contract with any third party, for which Party B shall raise no objection.

三、租赁费和支付方式

Rent and Payment

1、甲、乙双方约定，租赁费以人民币为计算单位，租赁费自2016年1月1日起计算。

Both parties agree that the rent is denominated in RMB. The rent shall be calculated from Jan. 1st, 2016.

第一年（2016年1月1日至2016年12月31日）：年租赁费总计为600万元（大写：陆佰万元整），租赁费的构成为主厂房等建筑物租金240万元（大写：贰佰肆拾万元整），场地（已取得权证）租金240万元（大写：贰佰肆拾万元整），设备租金120万元（大写：壹佰贰拾万元整）。

The first year (from Jan. 1st, 2016 to Dec. 31st, 2016): The annual rent is RMB 6,000,000 (in words: Six Million Yuan Only), including rental fee for main workshop buildings of RMB 2,400,000 (in words: Two Million Four Hundred Thousand Yuan Only), the rental fee for site (with warrants) of RMB 2,400,000 (in words: Two Million Four Hundred Thousand Yuan Only) and the rental fee for equipment of RMB 1,200,000 (in words: One Million Two Hundred Thousand Yuan Only).

第二年（2017年1月1日至2017年12月31日）：年租赁费总计为636万元（大写：陆佰叁拾陆万元整），租赁费的构成为主厂房等建筑物租金258万元（大写：贰佰伍拾捌万元整），场地（已取得权证）租金258万元（大写：贰佰伍拾捌万元整），设备租金120万元（大写：壹佰贰拾万元整）。

The second year (from Jan. 1st, 2017 to Dec. 31st, 2017): The annual rent is RMB 6,360,000 (in words: Six Million Three Hundred Sixty Thousand Yuan Only), including rental fee for main workshop buildings of RMB 2,580,000 (in words: Two Million Five Hundred Eighty Thousand Yuan Only), the rental fee for site (with warrants) of RMB 2,580,000 (in words: Two Million Five Hundred Eighty Thousand Yuan Only) and the rental fee for equipment of RMB 1,200,000 (in words: One Million Two Hundred Thousand Yuan Only).

第三年(2018年1月1日至2018年12月31日)：年租赁费总计为6,741,600元(大写：陆佰柒拾肆万壹仟陆佰元整)，租赁费的构成为主厂房等建筑物租金2,770,800元（大写：贰佰柒拾柒万零捌佰元整），场地（已取得权证）租金2,770,800元（大写：贰佰柒拾柒万零捌佰元整），设备租金120万元（大写：壹佰贰拾万元整）。

The third year (from Jan. 1st, 2018 to Dec. 31st, 2018): The annual rent is RMB 6, 741,600 (in words: Six Million Seven Hundred Forty-one Thousand Six Hundred Yuan Only), including

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rental fee for main workshop buildings of RMB 2,770,800 (in words: Two Million Seven Hundred Seventy Thousand Eight Hundred Yuan Only), the rental fee for site (with warrants) of RMB 2,770,800 (in words: Two Million Seven Hundred Seventy Thousand Eight Hundred Yuan Only) and the rental fee for equipment of RMB 1,200,000 (in words: One Million Two Hundred Thousand Yuan Only).

第四年（2019 年 1 月 1 日至 2019 年 12 月 31 日）：年租赁费总计为 715 万元（大写：柒佰壹拾伍万元整），租赁费的构成为主厂房等建筑物租金 297.50 万元（大写：贰佰玖拾柒万伍仟元整），场地（已取得权证）租金 297.50 万元（大写：贰佰玖拾柒万伍仟元整），设备租金 120 万元（大写：壹佰贰拾万元整）。

The fourth year (from Jan. 1st, 2019 to Dec. 31st, 2019): The annual rent is RMB 7,150,000 (in words: Seven Million One Hundred Fifty Thousand Yuan Only), including rental fee for main workshop buildings of RMB 2,975,000 (in words: Two Million Nine Hundred Seventy-five Thousand Yuan Only), the rental fee for site (with warrants) of RMB 2,975,000 (in words: Two Million Nine Hundred Seventy-five Thousand Yuan Only) and the rental fee for equipment of RMB 1,200,000 (in words: One Million Two Hundred Thousand Yuan Only).

第五年（2020 年 1 月 1 日至 2020 年 12 月 31 日）：年租赁费总计为 7,579,000 元（大写：柒佰伍拾柒万玖仟元整）。租赁费的构成为主厂房等建筑物租金 318.95 万元（大写：叁佰壹拾捌万玖仟伍佰元整），场地（已取得权证）租金 318.95 万（大写：叁佰壹拾捌万玖仟伍佰元整），设备租金 120 万（大写：壹佰贰拾万元整）。

The fifth year (from Jan. 1st, 2020 to Dec. 31st, 2020): The annual rent is RMB 7,579,000 (in words: Seven Million Five Hundred Seventy-nine Thousand Yuan Only) , including rental fee for main workshop buildings of RMB 3,189,500 (in words: Three Million One Hundred Eighty-nine Thousand Five Hundred Yuan Only), the rental fee for site (with warrants) of RMB 3,189,500 (in words: Three Million One Hundred Eighty-nine Thousand Five Hundred Yuan Only) and the rental fee for equipment of RMB 1,200,000 (in words: One Million Two Hundred Thousand Yuan Only).

上述租赁费中，第三项的设备租赁费不包含可抵扣的增值税，其他的租赁费已包括甲方应承担的一切税费。

In the above rental fees, the third item of rental fee for equipment does not contain the deductible VAT; other rental fees include all taxes that should be undertaken by Party A.

2、双方约定三个月为一个"支付周期"。乙方同意按照上述租赁费标准，先支付租赁费，后租赁使用，每次必须在"支付周期"前十五天支付。乙方在签订本合同的同时支付首次租赁费。

Both parties agree that every three months shall be one "payment period". Party B agrees that it must pay rent according to the aforementioned rent standard fifteen days prior to each "payment period". Party B shall pay the first rent once the lease contract is signed.

第一年（2016 年 1 月 1 日至 2016 年 12 月 31 日），每次支付 150 万元（大写：壹佰伍拾万元整）；

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The first year (from Jan. 1st, 2016 to Dec. 31st, 2016): pay RMB 1,500,000 every time (in words: One Million Five Hundred Thousand Yuan Only);

第二年（2017 年 1 月 1 日至 20017 年 12 月 31 日），每次支付 159 万元（大写：壹佰伍拾玖万元整）；

The second year (from Jan. 1st, 2017 to Dec. 31st, 2017): pay RMB 1,590,000 every time (in words: One Million Five Hundred Ninety Thousand Yuan Only);

第三年（2018 年 1 月 1 日至 2018 年 12 月 31 日），每次支付 1,685,400 元（大写：壹佰陆拾捌万伍仟肆佰元整）；

The third year (from Jan. 1st, 2018 to Dec. 31st, 2018): pay RMB 1,685,400 every time (in words: One Million Six Hundred Eighty-five Thousand Four Hundred Yuan Only);

第四年（2019 年 1 月 1 日至 2019 年 12 月 31 日），每次支付 1,787,500 元（大写：壹佰柒拾捌万柒仟伍佰元整）；

The fourth year (from Jan. 1st, 2019 to Dec. 31st, 2019): pay RMB 1,787,500 every time (in words: One Million Seven Hundred Eighty-seven Thousand Five Hundred Yuan Only);

第五年（2020 年 1 月 1 日至 2020 年 12 月 31 日），每次支付 1,894,750 元（大写：壹佰捌拾玖万肆仟柒佰伍拾元整）。

The fifth year (from Jan. 1st, 2020 to Dec. 31st, 2020): pay RMB 1,894,750 every time (in words: One Million Eight Hundred Ninety-four Thousand Seven Hundred Fifty Yuan Only);

3、乙方应用支票或通过银行贷记凭证或网上银行等方式将租赁费解入甲方指定的银行账户。

Party B shall pay the rent by cheque, bank credit voucher or online banking or any other way which can transfer fees to Party A's designated bank account.

甲方全称：江苏尔华杰能源设备有限公司

Full Name of Party A: Jiangsu Erhuajie Energy Equipment Co., Ltd.

开户行名称：江苏大丰农村商业银行股份有限公司营业部

Bank Name: Jiangsu Dafeng Rural Commercial Bank

开户行账号：3209825201201001230868

(Account No.) 3209825201201001230868

4、甲方在收到乙方租赁费后的五个工作日内向乙方提供发票。

Party A shall provide Party B with invoice within five working days after receiving rent from Party B.

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Deposit, Management Fee, Water, Electricity and Other Fees
1 100 ( ),
80 ), 20 ( :
The rental deposit under this Contract is RMB 1,000,000 (in words: One Million Yuan Only) When signing the Contract, Party A has received a rental deposit for the premises of RMB
800,000 (in words: Eight Hundred Thousand Yuan Only) from Party B. Party B shall make a supplementary payment of RMB 200,000 (in words: Two Hundred and Fifty Thousand Yuan Only). Party A shall provide a written receipt voucher to Party B. During the term of validity of this Contract, the deposit will no longer be adjusted.
2 Upon expiry of the lease period or contract termination, if Party B has no violations, Party A shall return the deposit to Party B without any interests. If Party B fails to pay off any rent and/or relevant expenses, Party A shall have right to deduct the outstanding rent and/or expenses from the deposit.
3 The rent for the Premises does not contain the property management fees to be collected by Industrial Park. During the lease period, if Industrial Park needs to charge management fees, Party B shall pay such fees. Party B shall undertake all liabilities arising out of delaying in paying property management fees.
4 During the lease period, all relevant fees in respect of water and electricity shall be paid by Party B promptly after receiving the bill or invoice. Overdue fine shall be paid by Party B if payment delays. Party B shall be responsible for the losses caused by suspension water and/or electricity supply arising out of overdue unpaid bill of water and electricity and also take the responsibility to restore the water and electricity supply.
5 During the lease period, telephone and other communication equipment shall be set up by Party B and installation fees shall be borne by Party B.
Use and Maintenance of Plant Buildings, Facilities and Equipment
1

Party A has, by the time this contract is signed, delivered the Premises to Party B in the state of safety and normal use. After Party A hands over the Premises to Party B, Party B shall enhance management on the Premises, auxiliary facilities and equipment (refer to Appendix 2), use them in a rational way and keep them intact. Besides, Party B shall be responsible for routine maintenance and repair of internal auxiliary facilities and equipment and decoration in the premises at its own expense. If the main structure of the Premises (such as the frame beams, columns, floor slabs, load-bearing walls, roofs, etc.) suffers damages due to reasons not caused by Party B (including natural damages) and needs major repairs, the repair shall be undertaken by Party A.
During the lease period, Party A shall provide 10t (five sets) and 5t (three sets) overhead cranes with electric hoist to Party B for production. Party B must comply with national provisions on use of hoisting equipment, and be responsible for annual inspection of cranes at its own expenses.
Besides facilities and equipment listed in the Contract and Appendix 2, Party B shall be in charge of keeping, using, maintaining and repairing maintenance manual for facilities and equipment, qualification certificates, diagram for power distribution, some office furniture, electric-door remote controller and keys at its own expenses. Any list signed and confirmed by both parties shall be regarded as appendix to the Contract.
2 According to the Contract, Party A may not re-lease the Premises to any third party during the lease period. Besides, Party A shall from time to time make inspection on the Premises and the use of the Premises. Party B is in charge of maintenance and repair of the exterior part of the Premises while repair parts and costs should be communicated to Party A in advance and obtain consent from Party A. All the resulting costs shall be borne by Party A.
3 Party B has been aware of the nature and status quo of the premises. Without written approval from Party A, Party B may not change the structure, use or building style of the Premises or construct illegal buildings. Otherwise, Party A shall have the right to require Party B to make rectifications and recover to original state and all the resulting losses shall be borne by Party B.

4、乙方不得将该厂房进行抵押或与第三方进行交换使用。否则，按乙方违约论，甲方有权立刻终止本合同，并不再退还保证金和租赁费。由此引起的经济责任均由乙方承担。

Party B is not allowed to mortgage or exchange the premises with any third party. Otherwise, Party B shall be deemed as breach of contract. In such circumstance Party A shall have the right to immediately terminate the Contract and refuse to return deposit and rental fee. All the resulting economic liabilities shall be undertaken by Party B.

5、甲方现有三台风电叶片生产模具已经乙方妥善包装并存放在厂房室外的空地上，其配套设备及少许零星设备存放在仓库内（附件三：甲方在仓库内存放设备的清单），乙方同意甲方将其维持现有状态继续存放并保证不自行使用，直至甲方另行处置为止。

Party A currently has three wind turbine blade molds stored in the open space of the Premises with ancillary equipment and a few other equipment stored in the Warehouse (Appendix 3: List of Party A's Equipment stored in the Warehouse), Party B agrees to maintain the existing storing status and promises not to use the molds until Party A otherwise disposes of them.

6、乙方若需要对该厂房进行装修，须向甲方提交书面报告和装修施工方案，经甲方书面同意或另行签订专项协议后，乙方方可实施装修，若涉及该厂房整体装修或改造，还须向所在地区有关部门进行申报或备案。装修完毕，乙方须经验收通过后方可使用，并将有关验收合格的资料提供给甲方进行备案。

If intending to decorate the premises, Party B shall be required to submit a written report and a decoration construction plan to Party A. Party B shall not implement decoration unless Party A agrees to do so in written form or signs a special agreement with Party B. If overall decoration or transformation on the Premises is involved, it shall be necessary to declare or file the said decoration or transformation with the local competent authority. After completing decoration, Party B shall not be allowed to use the Premises unless it is approved in acceptance. Besides, Party B shall offer materials related to qualification in acceptance to Party A for filing.

7、乙方对该厂房进行装修以及增设的设施、设备所发生的费用由乙方承担。租赁期满或合同终止，该厂房内除乙方的可移动设施、设备以外，所有一切设备、设施包括装潢不得损坏，归甲方所有。乙方在租赁期满或合同终止后的 10 个工作日内搬走其自有的一切物品，甲方有权处置逾期未搬走的物品，乙方不得以任何理由要求甲方进行收购、补偿、赔偿或拖延归还该厂房的时间。

Party B shall bear all the costs for decoration in the Premises and added facilities and equipment. Upon the expiry of the lease period or termination of the contract, except for the movable facilities and equipment of Party B, all equipment and facilities including decoration may not be damaged, but shall be owned by Party A. Party B shall move away all of its own things within 10 working days upon the expiry of the lease period or termination of the Contract, otherwise, Party A is entitled to dispose of any item left over and Party B may not require Party A to acquire, reimburse or compensate the said item, or delay in returning the Premises.

8、甲方提供的经供电部门受电测试的该厂房的供电容量为 2900KVA（目前厂房内有 1 台甲方的 1250KVA 的变压器、1 台乙方的 1250KVA 的变压器、1 台乙方的 400KVA 的变压器）。乙方可根据其经营需要向供电部门申请扩容至 3000KVA 或以上。若因乙方的要求甲方应配合向供电部门提出申请，所产生的费用由乙方承担。合同期满或合同终止，从前款规定。如果扩容申请得不到供电部门的批准，甲方为此不承担任何责任。

The power supply capacity of the Premises offered by Party A which passes the test conducted by the power supply bureau is 2900KVA (one 1250KVA transformer owned by Party

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A, one 1250 KVA transformer and one 400KVA transformer owned by Party B respectively) . Party B may apply with electricity administration authorities for expending such capacity to or over 3000 KVA according to its business needs. Upon request of Party B, Party A shall assist Party B to apply for the power supply capacity expansion. The fees incurred shall be borne by Party B. Upon contract expiry or termination, the capacity expansion shall be subject to the provisions of the preceding paragraph. If the application for power supply capacity expansion is refused by the power supply bureau, Party A will not take any responsibilities.

9、甲方应对出租的该厂房购买财产综合险并向乙方提供保单的复印件。因出租的厂房意外原因导致乙方财产损失 且此损失属于本款所述综合险理赔范围的，应由甲方负责向投保公司要求对乙方损失的理赔，如果甲方未及时购买本款所述综合险而造成乙方在此险种下理应得到的理赔无法得到， 则应由甲方负责赔偿。

Party A shall purchase Property All Risks insurance for the Premises and provide Party B with one copy of the insurance policy. If Party B suffers from any property loss due to any accidental event happened to the Premises and the property loss is covered by the Property All Risks insurance, Party A shall be responsible for claiming compensation against the insurer on behalf of Party B. If Party A fails to purchase the said insurance in time so that Party B cannot obtain compensation from the insurer, Party A shall compensate the said losses.

10、除前款规定甲方购买的上述保险外，乙方可根据其经营需要自行确定购买其他财产保险或责任险，若在办理过程中需要甲方协助提供租赁厂房的有关资料，甲方应予配合。

Apart from the insurance under the preceding paragraph, Party B may, upon its own demand and on its own discretion, purchase any other property insurance or liability insurance. Party A shall assist Party B in purchasing the said insurance as needed, including providing information about the Premises.

六、租赁场所安全、消防和治安管理

Safety, Fire Control and Public Security Management in the Premises

1、甲、乙双方应按照合同约定，落实各项有效措施，确保租赁场所安全运行。

Both Party A and Party B shall implement each and every effective measure as per the Contract, to ensure safety operation at the Premises.

2、乙方应遵守国家、地方相关安全、消防、治安等方面的法律法规，在租赁期间以及租赁期满或合同终止之后在将租赁房屋、场地归还给甲方之前对承租的租赁场所的安全、消费、治安管理负责。乙方对其所发生的一切安全、环保、消防事故和各类刑事、治安案件根据相关法律法规承担相应责任。因乙方原因造成甲方及他人财产、人身损害的，乙方应根据相关法律法规承担相应责任。

Party B shall comply with national and local safety, fire control and public security laws and regulations. Party B shall be responsible for the safety, fire control and public security at the premises during the lease period and before the Premises are returned to Party A upon the expiry of the lease period or the termination of the Contract. Party B shall, according to relevant laws and regulations, undertake responsibility for all safety, environmental protection and fire protection accidents and various criminal and public security cases thereabout. If Party A or any third party suffers from property losses or bodily damage due to any reason attributable to Party B, Party B shall assume liabilities according to relevant laws and regulations.

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3 Party B shall be equipped with corresponding safety protection qualifications and conditions, set up complete responsibility systems about safety production, fire protection safety and special equipment safety and provide education and training about safety and fire protection to all employees who are involved in production and operation activities. Personnel in special posts shall possess relevant qualifications and certificates, which shall be reviewed in line with regulations.
4 Party B shall prepare corresponding fire protection facilities and equipment based on the fire resistance rating and fireproof category at the Premises. The location of fire extinguishers shall be reasonable and striking, for convenience of utilization. These facilities shall be kept clean and secure. At least one time of inspection shall be performed each month by Party B with respect to these fire protection facilities and equipment. Furthermore, Party B shall carry out regular testing, identification, replacement and maintenance with respect to these fire protection facilities and equipment and make appropriate written records.
5 (30)
During the lease period, if Party A intends to inspect the Premises, Party A shall inform Party B three days in advance. With Party B’s written confirmation, Party A shall have the right to supervise or check the security, fire protection, etc. at the Premises (but shall not interfere with the operation and management of Party B). If any matter(s) on security, fire protection, or safety is identified, Party A is entitled to set forth opinions and require Party B to correct within a reasonable period (generally 30 days). If Party B seriously violates relevant provisions of laws and regulations and refuses to correct within the prescribed period after Party A informs it to do so twice, Party A is entitled to terminate this contract unilaterally and take back the Premises and all losses of Party B arising out of such termination shall be borne by Party B.
Contract Termination and Claim for the Liability for Breach of Contract
1

After this Contract is signed, neither party may cancel (terminate) this Contract for any reason unless any circumstance occurs under which this Contract can be cancelled (terminated) according to law or according to this Contract. If either party breaches this provision, the breaching party shall pay the other party the total rent of the remaining lease period.
During the term of the Contract, if any Party seriously affects the other Party’s interests without any lawful reason or by unilateral violation of the Contract and refuses to make corrections upon notification, the injured Party has the right to terminate the Contract and demand compensation of losses against the other.
2 In case of force majeure factors in the lease period resulting in that the premises, facilities and equipment are damaged or lost or that the lease contract cannot proceed with performance, the Contract shall be automatically terminated and neither Party A nor Party B shall undertake any resulting loss for the other party.
3 If the lot of the Premises is legally appropriated, taken back or re-planned due to municipal (district) construction demand during the lease period, Party A shall inform Party B in written form within 10 working days after receiving the notice from the government, and Party B shall unconditionally relocate as scheduled in the notice, for which Party A need not make any reimbursement or compensation. If the government compensates Party B based upon Party B’s actual losses and that such compensation requires relevant certificates from Party A, Party A shall assist in furnishing such certificates. Under the circumstance stipulated in this Paragraph, this Contract shall terminate unconditionally and Party B has no obligation to pay rent to Party A after the termination. Within 7 working days after the handover procedures are completed and Party B has paid off rent, water and electricity charges and other relevant fees that are due up to the date of termination, Party A shall refund the deposit to Party B without any interest.
4 If Party B fails to pay rent for any quarter on time, for each day overdue, Party B must pay 0.05% of the rent overdue as overdue fine. If the overdue period is more than thirty days, Party A has the right to terminate this contract without conditions, and the losses caused by such termination shall be borne by Party B.

5 If Party B fails to return the Premises to Party A within 10 working days upon the expiry of the lease period or contract termination, for each overdue day, Party B shall pay double daily rent to Party A for using the Premises.
6 During the lease period, in case of damage on the Premises, auxiliary facilities and equipment caused by Party B, Party B shall be responsible for the repair. In the case of failure to repair or loss, Party B shall be required to compensate Party A as per the amount of actual losses.
Other provisions
1 Party A and Party B shall strictly perform this contract. Where there is any inadequate matter in the Contract or the Contract needs to be changed, both parties can sign a supplementary agreement in written form which has the same legal effect as this contract.
2 In case of any dispute arising out of performing of the Contract, it shall be settled through negotiations between Party A and Party B. If no agreement is reached, either party may file a lawsuit to the people’s court where the Premises are located according to the law.
3 In the course of performing this contract, notices sent by one party to the other must be in written form, which may be served personally or by mail or courier to the contact address at the end of the Contract. During the term of the Contract, if either party intends to change its address, it shall inform the other party in written form in advance. Otherwise, if a notice is sent to the original address but is returned or refused, the notice will be deemed as having served.
4 The Contract is an expression of true intentions of Party A and Party B. Both parties fully understand the provisions in the Contract without any objection. Neither party is allowed to amend any content in the Contract or the appendix by handwriting. Any amendment in handwriting shall be deemed invalid.

5 This Agreement and the schedules hereto constitute the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, understandings, statements, representations and warranties, negotiations and discussions related hereto, whether oral or written.
6 If there is any conflict between Chinese version and English version, the Chinese version prevails.
7 The Contract shall take effect when legal representatives or entrusted agents of Party A and Party B sign the Contract and affix the seals of Party A and Party B. The Contract is signed or sealed in 4 originals with each party holding two.
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Party A (Seal):
Jiangsu Erhuajie Energy Equipment Co., Ltd.
1785
Contact Add.: No. 1785 Bao’an Road, Baoshan District, Shanghai
Legal representative or authorized agent (sign or seal)
(Date) : 2016. 2. 19
( ):
Party B (Seal):
WIND BLADE DAFENG COMPANY LIMITED
TPI Wind Blade Dafeng Co., Ltd.
Contact Add.: Building 1, West of Zhangzhou Road, North of Wei San Road, Dafeng Development Zone, Yancheng
( ) :
Legal representative or authorized agent (sign or seal)
WAYNE G. MONIE
3205851927183
(Date) :
The place of signing: Dafeng District, Yancheng

:
Appendices to Lease Contract 201512001 Contract No. 201512001
:
Appendix 1: Copies of Certificate of Land Use Right of the Premises, Title Deed and Plan

附件二：《厂房附属设施设备清单》

Appendix 2: List of Auxiliary Facilities and Equipment in the Premises

厂房附属设施设备清单

List of Auxiliary Facilities and Equipment in the Premises

序号 No.	设施设备名称 Name of Facility or Equipment	设施设备型号 Model of Facility or Equipment	数量 Quantity	现状 Status Quo	安装部位 Installation Location
1	桥式起重机 Bridge crane	LH5-31.5-9, 5T	1	完好 Intact	北跨东面 North across the east
2	桥式起重机 Bridge crane	LH10-31.5-9 10T	2	完好 Intact	北跨东面 North across the east
3	桥式起重机 Bridge crane	LH10-31.5-9 10T	1	完好 Intact	北跨西面 North across the west
4	桥式起重机 Bridge crane	LH5-31.5-9，5T	2	完好 Intact	北跨西面 North across the west
5	桥式起重机 Bridge crane	LH10-31.5-9 10T	2	完好 Intact	南跨西面 South across the west
6	变压器 Transformer	1250KVA	1	完好 Intact	配电间 Power distribution room
7	高压电柜 High-voltage cabinet		2 套 2 sets	完好 Intact	配电间 Power distribution room
8	高压声光验电器 High-pressure acoustooptical electroscope		1	完好 Intact	配电间 Power distribution room
9	电动门 Electronically operated gate		1	完好 Intact	公司大门 Company Gate
	以下空白 Blank below				

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Appendix 3: List of Party A’s Equipment stored in the Warehouse